UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

Raindance Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-31045 (Commission File Number)	84-1407805 (IRS Employer Identification No.)

1157 Century Drive
Louisville, CO 80027

(Address of principal executive offices and zip code)

(800) 878-7326

(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On March 16, 2005, Raindance issued a press release announcing updated financial guidance for the first quarter of 2005. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 8.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Raindance Communications, Inc. (“Raindance”), dated March 16, 2005, announcing updated financial guidance for the first quarter of 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2005

RAINDANCE COMMUNICATIONS, INC.
By:	/s/ Nicholas J. Cuccaro
Nicholas J. Cuccaro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2005 announcing updated financial guidance for the first quarter of 2005.